SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          20-Sep-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        20-Sep-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1   178968224      357352   969411           0   178610873  20-Sep-99
IPP-A-2    50756511      126636   274931           0    50629875  20-Sep-99
IPP-A-3     6232000           0    33757           0     6232000  20-Sep-99
IPP-A-4     6433227           0    34847           0     6433227  20-Sep-99
IIPP-A     41054393      258674   222378           0    40795719  20-Sep-99
III-A-1    75175050     1465531   437554           0    73709519  20-Sep-99
IV-A-1    110735636     2482255   599818           0   108253381  27-Sep-99
IV-A-2      1866746           0        0           0     1876858  27-Sep-99
IV-A-3     14259450           0    77239           0    14259450  27-Sep-99
IV-A-4       748959           0        0           0      753016  27-Sep-99
I-P          138708         184        NA          0      138524  20-Sep-99
A-P          312848         321        NA          0      312528  27-Sep-99
III-X-1     6529284           NA   38003           0     6463282  20-Sep-99
III-X-2     3010260           NA   17521           0     2891058  20-Sep-99
IV-X       19361646           NA  104876           0    18948896  27-Sep-99
C-B-1       6297078        5546    34109           0     6291532  20-Sep-99
C-B-2       3149435        2774    17059           0     3146661  20-Sep-99
C-B-3       1349501        1189     7310           0     1348313  20-Sep-99
C-B-4       1199557        1057     6498           0     1198500  20-Sep-99
C-B-5        599778         528     3249           0      599250  20-Sep-99
C-B-6        899672         792     4873           0      898880  20-Sep-99
D-B-1      10342518        7316    57521           0    10335203  27-Sep-99
D-B-2       4187423        2962    23289           0     4184461  27-Sep-99
D-B-3       2339567        1655    13012           0     2337912  27-Sep-99
D-B-4       1723891        1219     9588           0     1722672  27-Sep-99
D-B-5        738810         523     4109           0      738288  27-Sep-99
D-B-6       1600759        1132     8903           0     1599627  27-Sep-99
A-R               0           0        0           0           0  27-Sep-99
TOTAL:    521109742     4717645  2999852           0   516406266

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    984.94378     1.96667  5.33511   982.97711 20-Sep-99
IPP-A-2    981.25723     2.44821  5.31514   978.80902 20-Sep-99
IPP-A-3   1000.00000     0.00000  5.41667  1000.00000 20-Sep-99
IPP-A-4   1000.00000     0.00000  5.41667  1000.00000 20-Sep-99
IIPP-A     992.03482     6.25057  5.37352   985.78424 20-Sep-99
III-A-1    930.06128    18.13146  5.41339   911.92981 20-Sep-99
IV-A-1     864.14999    19.37083  4.68081   844.77916 27-Sep-99
IV-A-2    1027.37832     0.00000  0.00000  1032.94329 27-Sep-99
IV-A-3    1000.00000     0.00000  5.41667  1000.00000 27-Sep-99
IV-A-4    1027.37833     0.00000  0.00000  1032.94329 27-Sep-99
I-P        994.42843     1.31964       NA   993.10879 20-Sep-99
A-P        940.38295     0.96338       NA   939.41957 27-Sep-99
III-X-1    937.18219          NA  5.45484   927.70866 20-Sep-99
III-X-2    852.87373          NA  4.96412   819.10133 20-Sep-99
IV-X       865.80675          NA  4.68979   847.34956 27-Sep-99
C-B-1      995.74288     0.87700  5.39361   994.86589 20-Sep-99
C-B-2      995.74288     0.87700  5.39361   994.86589 20-Sep-99
C-B-3      995.74288     0.87700  5.39361   994.86588 20-Sep-99
C-B-4      995.74289     0.87699  5.39361   994.86589 20-Sep-99
C-B-5      995.74287     0.87699  5.39361   994.86587 20-Sep-99
C-B-6      995.74300     0.87681  5.39360   994.86619 20-Sep-99
D-B-1      996.58108     0.70494  5.54255   995.87614 27-Sep-99
D-B-2      996.58108     0.70494  5.54255   995.87614 27-Sep-99
D-B-3      996.58108     0.70494  5.54255   995.87614 27-Sep-99
D-B-4      996.58108     0.70494  5.54256   995.87614 27-Sep-99
D-B-5      996.58109     0.70493  5.54256   995.87616 27-Sep-99
D-B-6      996.58109     0.70494  5.54255   995.87615 27-Sep-99
A-R          0.00000     0.00000  0.01000     0.00000 27-Sep-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Sep-99